Exhibit 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporated by reference in this registration statement of our reports dated February 10, 1997, included in ProMedCo Management Company's Form S-1 registration statement dated March 12, 1997, and to all references to our Firm included in this registration statement.



                                                     ARTHUR ANDERSEN LLP


October 9, 1997
   Fort Worth, Texas